BRINKER CAPITAL DESTINATIONS TRUST
Destinations Core Fixed Income Fund
Destinations Municipal Fixed Income Fund
SUPPLEMENT DATED SEPTEMBER 25, 2026,
TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2026, AS AMENDED
This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
Change in Portfolio Management for the Destinations Core Fixed Income Fund
Wellington Management Company LLP (“Wellington”) no longer serves as an investment sub-adviser of the Destinations Core Fixed Income Fund. As such, all references to Wellington are hereby deleted from the Summary Prospectus and Prospectus.
Additionally, Belle Haven Investments, L.P. and Lord, Abbett & Co. LLC have been appointed to serve as Sub-advisers to the Destinations Core Fixed Income Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:
In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Belle Haven Investments, L.P.
Matt Thomas, Partner, Co-Chief Investment Officer and Portfolio Manager	2026
Lord, Abbett & Co, LLC
Robert A. Lee, Partner, Co-Head of Taxable Fixed Income	2026
Andrew H. O’Brien, Partner, Portfolio Manager	2026
Steven F. Rocco, Partner, Co-Head of Taxable Fixed Income	2026
Leah G. Traub, Partner, Portfolio Manager	2026
Adam C. Castle, Partner, Head of Securitized Credit	2026
Karen J. Gunnerson, Senior Managing Director, Portfolio Manager	2026
Yoanna N. Koleva, Partner, Portfolio Manager	2026

In addition, in the “Fund Management” section of the Prospectus, under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Core Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:
Belle Haven Investments, L.P.: Belle Haven Investments, L.P. (“Belle Haven”), located at 800 Westchester Avenue, Suite N607, Rye Brook, New York 10573, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to Belle Haven. Matt Thomas is Co-Chief Investment Officer, Partner and Portfolio Manager at Belle Haven. He joined Belle Haven in 2012. Previously, Mr. Thomas worked as an Equity Trader at Trillium Trading. He received his Bachelors Degree from the Kogod School of Business at American University.
Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the team responsible for the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett. He joined Lord Abbett in 1997. Additional members of Lord Abbett’s portfolio management team for the Destinations Core Fixed Income Fund are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the portion of the Destinations Core Fixed Income Fund’s assets allocated to Lord Abbett.

Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
Seix Investment Advisors (“Seix”) no longer serves as an investment sub-adviser of the Destinations Municipal Fixed Income Fund. As such, all references to Seix are hereby deleted from the Summary Prospectus and Prospectus.
Additionally, MacKay Shields LLC has been appointed to serve as a Sub-adviser to the Destinations Municipal Fixed Income Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:
In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
MacKay Shields LLC
David Dowden, Managing Director, Portfolio Manager/Trader	2026
Mattew Hage, Managing Director, Portfolio Manager/Trader	2026

In addition, in the “Fund Management” section of the Prospectus, under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Municipal Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:
MacKay Shields LLC: MacKay Shields LLC (“MacKay Shields”), located at 299 Park Avenue, 32nd Floor, New York, New York 10171, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to MacKay Shields. David Dowden is a Managing Director and Portfolio Manager/Trader at MacKay Shields and works on the municipal bond team focused on intermediate investment grade municipal securities. Mr. Dowden joined MacKay Shields in 2009. Previously, he served as Chief Investment Officer at Financial Guaranty Insurance Company, as a Senior Portfolio Manager at Alliance Capital Management and as a Municipal Strategist at Merrill Lynch & Co. Mr. Dowden received a Bachelor of Arts from Brown University and an MBA from Columbia University. Mattew Hage is a Managing Director and Portfolio Manager/Trader at MacKay Shields and works on the municipal bond team focusing on investment-grade fixed income. Mr. Hage joined MacKay Shields in 2024. Previously, Mr. Hage was a senior underwriter and institutional trader at both Citigroup and Bank of America Merrill Lynch. Prior to his career in the investment management industry, he served on active duty in the United States Navy. Mr. Hage earned a Bachelor of Science in Economics from the United States Naval Academy and an MBA from the University of Maryland Business School.
There are no other changes to the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.